Exhibit 10.1

THIRD AMENDMENT TO INDUSTRIAL LEASE AGREEMENT

THIS THIRD AMENDMENT TO INDUSTRIAL LEASE AGREEMENT (this “Third Amendment”) is effective the 1st day of October, 2016 (the “Effective Date”), by and between 1319 MARQUETTE, LLC, an Illinois limited liability company (“Landlord”), and NANOPHASE TECHNOLOGIES, INC., an Delaware corporation (“Tenant”).

RECITALS:

A.     CP FINANCING TRUST, a Maryland real estate financing trust, and Tenant entered into that certain Industrial Building Lease dated June 15, 2000, (the “Original Lease”) as amended by that certain Lease Amendment dated October 1, 2005 (the “First Amendment”), between Tenant and CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust, as successor to CP FINANCING TRUST, a Maryland real estate financing trust with respect to that certain Premises (as defined in the Original Lease) at the address commonly known as 1319 Marquette Drive, Romeoville, Illinois.

B.     MLRP 1319 MARQUETTE LLC, as successor to CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust, and Tenant entered into a Second Amendment to Lease, dated November 13, 2014 (“Second Amendment”) that, among other things, extended the Lease Term until December 31, 2019 (the Original Lease, First Amendment, and Second Amendment shall be collectively referred to hereinafter as the “Lease”).

C.     On or about March 9, 2016, MLRP 1319 MARQUETTE LLC assigned its interest in the Lease to Landlord.

D.     Landlord and Tenant desire to extend the term of the Lease and amend certain other provisions of the Lease, subject to the terms, covenants and conditions of this Third Amendment.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.     Recitals; Defined Terms. The Recitals listed above are incorporated into this Third Amendment as if first written herein. Capitalized terms not otherwise defined herein shall have the same meaning as given to them in the Lease.

2.     Term. As of the Effective Date, the term of the Lease shall be extended through December 31, 2024.

3.     Base Rent. Notwithstanding anything contain in the Lease to the contrary, beginning on October 1, 2016, Tenant shall pay Base Rent for the Premises in the same manner required by the Lease in the following amounts:

Period	Annual Base Rent	Monthly Base Rent
10/1/2016 to 12/31/2016	$ 82,332.90	$27,444.30
1/1/2017 to 12/31/2017	$336,964.89	$28,080.41
1/1/2018 to 12/31/2018	$344,789.01	$28,732.42
1/1/2019 to 12/31/2019	$352,808.74	$29,400.73
1/1/2020 to 12/31/2020	$295,927.87	$24,660.66
1/1/2021 to 12/31/2021	$303,326.06	$25,277.17
1/1/2022 to 12/31/2022	$310,909.21	$25,909.10
1/1/2023 to 12/31/2023	$318,681.94	$26,556.83
1/1/2024 to 12/31/2024	$326,648.99	$27,220.75

4.     Landlord’s Work. Landlord shall, at Landlord’s sole cost and expense, have the roof of the Premises replaced by a roofing company licensed to do business in the State of Illinois (“Landlord’s Work”). Landlord shall complete Landlord’s Work on or before December 31 , 2016. Landlord shall use its best efforts to conduct Landlord’s work so as to minimize any interference with Tenant’s business operations.

5.     Notices. Section 30.1 of the Lease is revised by substituting for the Landlord contact information set forth therein, the following new Landlord contact information:

1319 MARQUETTE, LLC

c/o RE Development Solutions Inc.

P.O. Box 5598

Woodridge, Illinois 60517

Attention: Ramsey ElShafei

Email: relshafei@re-ds.com

With copy to:

Goldstine, Skrodzki, Russian, Nemec and Hoff, Ltd.

835 McClintock Drive

Burr Ridge, IL 60527-0860

Attention: William J. Cotter

Email: wjc@gsrnh.com

6.     Real Estate Broker. Landlord and Tenant represent to each other that neither party has dealt with a real estate broker in connection with this Third Amendment, and that insofar as the each knows, no broker negotiated this Third Amendment or is entitled to any commission in connection herewith. Landlord and Tenant agree to indemnify, defend and hold each other and their respective beneficiaries, employees, mortgagees, agents, their officers and partners, harmless from and against any claims made by any broker or finder for a commission or fee in connection with this Third Amendment, who claim to have represented either party.

7.     No Further Modification or Amendment. Except as herein modified and amended herein, the Lease shall remain in full force and effect and all of the terms, provisions, covenants and conditions thereof not specifically modified or amended herein, are ratified and confirmed by Landlord and Tenant in writing. In the event of a conflict between the terms of this Third Amendment and the Lease, the terms of this Third Amendment shall control.

8.     Counterparts; Electronic Delivery. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document. A signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. This Third Amendment may be executed and delivered by facsimile or other electronic means, with the same force and effect as an original. Landlord and Tenant hereby intend that any signature executed electronically be deemed an “electronic signature” under the Illinois Electronic Commerce Security Act and that, therefore, the signature shall be deemed to be of the same force and effect as an originally executed signature. Furthermore, Landlord and Tenant hereby agree that an electronic copy of this Third Amendment shall be deemed to be an “electronic record” under the Illinois Electronic Commerce Security Act, and that, therefore, the document shall be deemed to be of the same force and effect as an original physical document. The parties agree that the transmission of and preservation of this Third Amendment in PDF is acceptable as a qualified security procedure under the Illinois Electronic Commerce Security Act.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT TO INDUSTRIAL LEASE AGREEMENT effective as of the Effective Date.

LANDLORD:

1319 MARQUETTE, LLC,

an Illinois limited liability company,

By:	/s/ Alan ElShafei

Printed:	Alan ElShafei

Its:	Manager

TENANT:

NANOPHASE TECHNOLOGIES, INC.,

a Delaware corporation,

By:	/s/ Frank Cesario

Printed:	Frank Cesario

Its:	CFO